Exhibit 99.1

Synaptics Announces Retirement of CFO; Raises Second Quarter Fiscal 2015 Revenue Guidance

SAN JOSE, CA – December 4, 2014 - Synaptics Inc. (NASDAQ: SYNA), a leading developer of human interface solutions, today announced that Kathleen Bayless, Senior Vice President and Chief Financial Officer, intends to retire from the company in February 2015. Synaptics has engaged a leading executive search firm to conduct a national search for her successor.

“We would like to thank Kathy for more than five years of service to Synaptics, during which the company has experienced strong financial progress and growth,” said Rick Bergman, President and CEO. “She has made invaluable contributions during periods of rapid transformation and expansion and will be leaving the company in a very strong financial position.”

“As a result of our dynamic growth over the past few years, Synaptics is now a much larger company with increasing global scale. We believe we have the right vision, talent and technological innovation to continue our position as the leading human interface company. This transition provides an opportunity to find another world-class CFO to provide strong financial leadership to take us through the next phase of our growth,” concluded Mr. Bergman.

Synaptics also raised its financial outlook for the second quarter of fiscal 2015, with revenue expected to be within the range of $440 to $460 million, up from its prior guidance of $415 to $450 million.

About Synaptics Incorporated

A leading developer of human interface solutions which enhance the user experience, Synaptics provides the broadest solutions portfolio in the industry. The portfolio includes Display Driver ICs (DDICs) which drive high-performance displays for smartphones and tablets. The ClearPad® family supports touchscreen solutions for devices ranging from entry-level mobile phones to flagship premium smartphones, tablets and notebook PCs. The TouchPad™ family, including ClickPad® and ForcePad®, is integrated into the majority of today’s notebook PCs. Natural ID™ fingerprint sensor technology enables authentication, mobile payments, and touch-based navigation for smartphones, tablets, and notebook computers. Synaptics’ wide portfolio also includes ThinTouch® supporting thin and light keyboard solutions, as well as key technologies for next generation touch-enabled video and display applications. (NASDAQ: SYNA) www.synaptics.com.

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Forward-Looking Statements

This press release contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Act of 1934, as amended (the “Exchange Act”). Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as “expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan,” “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to, the risks as identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our Annual Report on Form 10-K for the fiscal year ended June 28, 2014, and other risks as identified from time to time in our Securities and Exchange Commission reports. Forward-looking statements are based on information available to us on the date hereof, and we do not have, and expressly disclaim, any obligation to publicly release any updates or any changes in our expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. Our actual results and the timing of certain events could differ materially from the forward-looking statements. These forward-looking statements do not reflect the potential impact of any mergers, acquisitions, or other business combinations that had not been completed as of the date of this filing.

For further information, please contact:

Jennifer Jarman

The Blueshirt Group for Synaptics

415-217-5866

jennifer@blueshirtgroup.com